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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                  June 8, 2000
                                  ------------

                Date of Report (Date of Earliest Event Reported)

                           MAXCOR FINANCIAL GROUP INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-25056              59-3262958
----------------------------        ----------------      ----------------
(State or Other Jurisdiction        (Commission File      (I.R.S. Employer
     of Incorporation)                    Number)         Identification No.)

                             Two World Trade Center
                               New York, New York
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                      10048
                                   ----------
                                   (Zip Code)

                                 (212) 748-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                   (Former Name or Former Address, if Changed
                               Since Last Report)







                         The Exhibit Index is on Page 5

                                Page 1 of 7 Pages

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Item 5.    Other Events

                  On June 8, 2000, Maxcor Financial Group Inc. (the "Registrant") held its annual meeting of shareholders (the "Meeting"). At the Meeting, shareholders re-elected three directors - James W. Stevens, Frederick
B. Whittemore and Robin A. Clark - as Class I directors of the Registrant, to serve terms expiring at the Registrant's third succeeding annual meeting of shareholders.

                  In addition, shareholders at the Meeting ratified the appointment of PricewaterhouseCoopers LLP as the Registrant's independent auditors for the fiscal year ending December 31, 2000.

                  At the Meeting, 7,616,695 shares of the Registrant's common stock, par value $.001 per share ("Common Stock"), were represented by proxy or ballot, comprising approximately 91.4% of the 8,337,437 shares of Common Stock outstanding at the close of business on April 27, 2000, the record date for the Meeting. Specific voting results for each of the two proposals described above were as follows:

                  1.      Election of Directors:

                          James W. Stevens
                          ----------------
                          For:                      7,602,963
                          Withheld:                    13,732

                          Frederick B. Whittemore
                          -----------------------
                          For:                      7,605,563
                          Withheld:                    11,132

                          Robin A. Clark
                          --------------

                          For:                      7,603,563
                          Withheld:                    13,132

                  2.      Ratification of Appointment of Independent Auditors:

                          For:                     7,609,695
                          Against:                     3,500
                          Abstain:                     3,500

                  A press release of the Registrant, describing the results of the Meeting and certain comments of the Registrant's Chairman at the Meeting, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                               Page 2 of 7 Pages

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)        Exhibits.

99.1       Press Release, dated June 8, 2000.








                               Page 3 of 7 Pages

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MAXCOR FINANCIAL GROUP INC.


                             By:          /s/ Gilbert Scharf
                                -----------------------------------------------
                                Name:  Gilbert Scharf
                                Title: Chairman of the Board, President
                                       and Chief Executive Officer

Date: June 9, 2000








                                Page 4 of 7 Pages


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                                  EXHIBIT INDEX

Exhibit No.       Description                                       Page No.
-----------       -----------                                       --------

99.1              Press Release, dated June 8, 2000                    6






                                Page 5 of 7 Pages